                                                                    EXHIBIT 99.1



                                             AMENDMENT EFFECTIVE JANUARY 1, 1998


401(K) PROFIT SHARING
NON-STANDARDIZED
FORM PLAN

WITH OPTIONAL SIMPLE 401(K) AMENDMENT


SR-001
GM7000AN(Q797)


The Manufacturers Life Insurance Company                      Manulife Financial

                            INTERNAL REVENUE SERVICE
   Plan Description: Prototype Non-standardized Profit Sharing Plan with CODA
            SFN: 50338420703-001    Case: 9300629    EIN: 38-0788610
              BPD: 03     Plan: 001     Letter Serial No: D343201b

                                                      Department of the Treasury
                                                      Washington, DC 20224
                                                      Person to Contact:
                                                      Ms. Arrington
                                                      Telephone Number:
                                                      (202) 622-8173
                                                      Refer to Reply to:
MANUFACTURERS LIFE INSURANCE CO                       E:EP:Q:ICU
200 BLOOR STREET EAST                                 Date:
TORONTO ONTARIO CANADA, M4W1E                         01/21/93

Dear Applicant:

         In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

         You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

         An employer who adopts the amended form of the plan after the date of the amendment should apply for a determination letter by filing an application with the Key District Director of Internal Revenue on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

         This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B.
780. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

         If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

         If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

         You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.


                                     Sincerely yours,


                                     /s/
                                     -------------------------------------------
                                     Chief, Employee Plans Qualifications Branch

                            AMENDMENT NUMBER ONE TO
                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                          401(K) PROFIT SHARING PLAN

The Manufacturers Life Insurance Company 401(k) Profit Sharing Plan is hereby amended as follows:

1. Section 1.9 is amended by replacing the first paragraph with the following paragraphs:

         "Compensation" with respect to any Participant means one of the following as elected in the Adoption Agreement. However, compensation for any Self-Employed Individual shall be equal to his Earned Income.

                  i. Information required to be reported under sections 6041, 6051 and 6052 (Wages, Tips and Other Compensation Box on Form W-2). Compensation is defined as wages as defined in section 3401(a) and all other payments of compensation to an employee by the employer (in the course of the employer's trade or business) for which the employer is required to furnish the employee a written statement under sections 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

                  ii. Section 3401(a) wages. Compensation is defined as wages within the meaning of section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

                  iii. 415 safe-harbor compensation. Compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in 1.62-2(c)), and excluding the following:

                  a. Employer contributions to a plan of deferred compensation which are not includible in the employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the employee, or any distributions from a plan of deferred compensation;

                  b. Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  c. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                  d. Other amounts which received special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the employee).

         If, in connection with the adoption of this or any other amendment, the definition of Compensation has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of such amendment, Compensation means compensation determined pursuant to the Plan then in effect.

2.       Section 1.14 is amended in its entirety to read as follows:

         "Elective Contribution" means the Employer's contributions to the Plan that are made pursuant to the Participant's deferral election pursuant to
Section 4.2, excluding any such amounts distributed as "excess annual additions" pursuant to Section 4.4. In addition, if selected in E3 of the Adoption Agreement, the Employer's matching contribution shall or shall not be considered an Elective Contribution for purposes of the Plan, as provided in Section 4.1(b). Elective Contributions shall be subject to the requirements of Sections 4.2(b) and 4.2(c) and shall further be required to satisfy the discrimination requirements of Regulation 1.401(k)-1(b)(3), the provisions of which are specifically incorporated herein by reference.

3.       Section 1.20 is amended in its entirety to read as follows:

         "Excess Deferred Compensation" means, with respect to any taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to Section 4.2(f) actually made on behalf of such Participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference. Excess Deferred Compensation shall be treated as an "annual addition" pursuant to
Section 4.9 when contributed to the Plan unless distributed to the affected Participant not later than the first April 15th following the close of the Participant's taxable year.

4.       Section 1.26 is amended in its entirety to read as follows:

         "414(s) Compensation" with respect to any Employee means his Compensation as defined in Section 1.9. However, for purposes of this Section, Compensation shall be Compensation paid and, if selected in the Adoption Agreement, shall only be recognized as of an Employee's effective date of participation. If, in connection with the adoption of this or any other amendment, the definition of "414(s) Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of such amendment, "414(s) Compensation" means compensation determined pursuant to the Plan then in effect.

5. Section 1.27 ("415 Compensation") is amended by the addition of the following paragraph:

         If, in connection with the adoption of this or any other amendment, the definition of "415 Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of such amendment, "415 Compensation" means compensation determined pursuant to the Plan then in effect.

6.       Section 4.9(a)(4) and 4.9(a)(4)(i) are amended to read as follows:

         (4)      If there is an excess amount pursuant to Section 4.9(a)(2) or
                  Section 4.10, the excess will be disposed of in one of the following manners, as uniformly determined by the Plan Administrator for all Participants similarly situated:

                 (i) Any Deferred Compensation or nondeductible Voluntary Employee Contributions, to the extent they would reduce the Excess Amount will be distributed to the Participant;

7.       Section 4.9(f)(2) is amended in its entirety to read as follows:

         Compensation means a Participant's Compensation as elected in the Adoption Agreement. However, regardless of any selection made in the Adoption Agreement, "415 Compensation" shall exclude compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B), or 403(b).

         For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this article, compensation for a limitation year is the compensation actually paid or made available during such limitation year.

         Notwithstanding the preceding sentence, compensation for a participant in a defined contribution plan who is permanently and totally disabled (as defined in section 22(e)(3) of the Internal Revenue Code) is the compensation such participant would have received for the limitation year if the participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled participant may be taken into account only if the participant is not a Highly Compensated Employee and contributions made on behalf of such participant are nonforfeitable when made.

8.       Section 4.10 is amended in its entirety to read as follows:

         (a) If as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code
Section 402(g)(3)) that may be made with respect to any Participant under the limits of Section 4.9, or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum provided in Section 4.9 to be exceeded, the Administrator shall treat the excess in accordance with Section 4.9(a)(4).

9. Sections 6.11(a)(1) and (a)(4) are amended in their entirety to read as follows:

         (1) Medical expenses described in Code Section 213(d) incurred by the Participant, his spouse, or any of his dependents (as defined in Code
Section 152) or expenses necessary for these persons to obtain medical care;

         (4) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, children, or dependents;

10.      Section 7.10 is amended by the addition of the following paragraphs:

         (a) Notwithstanding any provision of the plan to the contrary, with respect to distributions made after December 31, 1992, a Participant shall be permitted to elect to have any "eligible rollover distribution" transferred directly to an "eligible retirement plan" specified by the Participant. The Plan provisions otherwise applicable to distributions continue to apply to the direct transfer option. The Participant shall, in the time and manner prescribed by the Administrator, specify the amount to be directly transferred and the "eligible retirement plan" to receive the transfer. Any portion of a distribution which is not transferred shall be distributed to the Participant.

         (b) For purposes of this Section, the term "eligible rollover distribution" means any distribution other than a distribution of substantially equal periodic payments over the life or life expectancy of the Participant (or joint life or joint life expectancies of the Participant and the designated beneficiary) or a distribution over a period certain of ten years or more. Amounts required to be distributed under the Code Section 401(a)(9) are not eligible rollover distributions. The direct transfer option described in subsection (a) applies only to eligible rollover distributions which would otherwise be includible in gross income if not transferred.

         (c) For purposes of this Section, the term "eligible retirement plan" means an individual retirement account as described in Code Section 408(a), an individual retirement annuity as described in Code Section 408(b), an annuity plan as described in Code Section 403(a), or a defined contribution plan as described in Code Section 401(a) which is exempt from tax under Code Section 501(a) and which accepts rollover distributions.

         (d) The election described in subsection (a) also applies to the surviving spouse after the Participant's death; however, distributions to the surviving spouse may only be transferred to an individual retirement account or individual retirement annuity. For purposes of subsection (a), a spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in Code Section 414(p) will be treated as the Participant.

11. Section 4.2(d) is amended in its entirety to read as follows:

         (d) In any Plan Year beginning after December 31, 1986, a Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed the limitation imposed by Code Section 402(g), as in effect for the calendar year in which such Plan Year began. If such dollar limitation is exceeded solely from elective deferrals made under this Plan or any other Plan maintained by the Employer, a Participant will be deemed to have notified the Administrator of such excess amount which shall be distributed in a manner consistent with Section 4.2(f). This dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations.

12. Section 4.2(f) is amended by the addition of the following paragraph after paragraph (f)(3) to read as follows:

         Any distribution under this Section shall be made first from unmatched Deferred Compensation and, thereafter, simultaneously from Deferred Compensation which is matched and matching contributions which relate to such Deferred Compensation. However, any such matching contributions which are not Vested shall be forfeited in lieu of being distributed.

13. Section 4.2(f) is amended by the addition of the following paragraph as the second to the last paragraph of such subsection:

         Notwithstanding the above, for any distribution under this Section which is made after August 15, 1991, such distribution shall not include any income for the "gap period". Further provided, for any distribution under this Section which is made after August 15, 1991, the amount of Income may be computed using a reasonable method that is consistent with Section 4.4(c), provided such method is used consistently for all Participants and for all such distributions for the Plan Year.

14. Section 4.6(c) is amended by the addition of the following paragraph as the second to the last paragraph of such subsection:

         Notwithstanding the above, for any distribution under this Section which is made after August 15, 1991, such distribution shall not include any income for the "gap period". Further provided, for any distribution under this Section which is made after August 15, 1991, the amount of Income may be computed using a reasonable method that is consistent with Section 4.4(c), provided such method is used consistently for all Participants and for all such distributions for the Plan Year.

15.      Section 4.7(c) is amended in its entirety to read as follows:

         (c) For purposes of determining the "Actual Contribution Percentage" and the amount of Excess Aggregate Contributions pursuant to
Section 4.8(d), only Employer matching contributions (excluding matching contributions forfeited or distributed pursuant to Section 4.2(f), 4.6(a), or 4.8(a)) contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Employer matching contributions made pursuant to Section 4.1(b) or voluntary Employee contributions made pursuant to Section 4.12 allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)-1(b)) and qualified non-elective contributions (as defined in Code Section 401(m)(4)(C)) contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Regulation 1.401(m)-1(b)(2) which is incorporated herein by reference. However, for Plan Years beginning after December 31, 1988, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

16. Section 4.8(i) is amended by the addition of the following paragraph as the second to the last paragraph of such subsection:

        Nonwithstanding the above, for any distribution under this Section which is made after August 15, 1991, such distribution shall not include any Income for the "gap period". Further provided, for any distribution under this Section which is made after August 15, 1991, the amount of Income may be computed using a reasonable method that is consistent with Section 4.4(c), provided such method is used consistently for all Participants and for all such distributions for the Plan Year.

17.     Section 6.11(c)(1) is amended in its entirety to read as follows:

        (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include taxes or penalties reasonably anticipated to result from the distribution.

18.     Article IV is amended by the addition of the following:

        Notwithstanding anything in this Article to the contrary, effective as of the Plan Year in which this amendment becomes effective, the Actual Deferral Percentage Test and the Actual Contribution Percentage Test shall be applied (and adjusted) by applying the Family Member aggregation rules of Code Section 414(q)(6).

19. Section Ela. of the Adoption Agreement is amended in its entirety to read as follows:

        Compensation with respect to any Participant means:

                1.      [X]     Wages, Tips and other Compensation (Box 10 on
                                Form W-2).

                2.      [ ]     Section 3401(a) wages (wages for withholding
                                purposes).

                3.      [ ]     415 Safe-harbor compensation.

        AND Compensation

                        [ ]     shall

                        [X]     shall not

        exclude (even if includible in gross income) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits.

20. Section E3 of the 401(k) Adoption Agreement(s) is amended by the addition of the following:

         ( ) Notwithstanding anything in the Plan to the contrary, all matching contributions which relate to distributions of Excess Deferred Compensation, Excess Contributions and Excess Aggregate Contributions shall be Forfeited. (Select this option only if it is applicable.)

NOTE:    THIS AMENDMENT ONLY NEEDS TO BE EXECUTED BELOW BY THE EMPLOYER IF THE
PLAN IS BEING AMENDED TO UTILIZE THE MODIFICATIONS MADE TO SECTION E1 OR E3 OF THE ADOPTION AGREEMENT.

         IN WITNESS WHEREOF, the Employer hereby causes this amendment to be executed on this 30th day of July, 1998.


EMPLOYER:                                    PARTICIPATING EMPLOYER:




The Bank of Nashville
-------------------------------------        ----------------------------------
            (enter name)                                (enter name)



By: /s/ Mack S. Linebaugh, Jr.            By:
   ---------------------------------         -----------------------------------
   Mack S. Linebaugh, Jr., President

Internal Revenue Service                        Department of the Treasury

Plan Description: Prototype Non-Standardized
Profit Sharing Plan with CODA
FFM: 50338420703-001 Case: 8906957
EIN: 38-0788610
BPD: 03 Plan: 001 Letter Serial No: 0343201a    Washington, DC 20224

                                                Person to Contact: Ms. Arrington
Manufacturers Life Insurance Co
                                                Telephone Number: (202) 566-4576
200 Bloor Street East
                                                Refer Reply to: E:EP:Q:ICU
Toronto Ontario Canada, M4W1E
                                                Date: 02/23/90

Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer qualifies under Code section 401(a). Therefore, an employer adopting the form of the plan should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

If you, the plan sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the plan sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the plan sponsor. The plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this

                          Sincerely yours,


                          /s/
                          -------------------------------------------
                          Chief, Employee Plans Qualifications Branch

                             ADOPTION AGREEMENT FOR

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                     NON-STANDARDIZED 401(K) PROFIT SHARING
                                 PLAN AND TRUST

        The undersigned Employer adopts The Manufacturers Life Insurance Company Non-Standardized 401(k) Profit Sharing Plan for those Employees who shall qualify as Participants hereunder, to be known as the

        A1        The Bank of Nashville Retirement Savings Plan
                  ---------------------------------------------
                              (Enter Plan Name)

It shall be effective as of the date specified below. The Employer hereby selects the following Plan specifications:

CAUTION: The failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION

B1      Name of Employer        The Bank of Nashville
                                -------------------------------

                                -------------------------------

B2      Address                 401 Church Street
                                -------------------------------

                                Nashville,       TN      37219
                                --------------  -----   -------
                                   City         State     Zip

        Telephone               (615) 271-2000
                                --------------

B3      Employer Identification Number  62-1379444
                                        -----------------------

B4      Date Business Commenced  10-89
                                -------------------------------


Copyright 1990-N The Manufacturers Life Insurance Company

B5       TYPE OF ENTITY

         a.       ( ) S Corporation
         b.       ( ) Professional Service Corporation
         c.       (X) Corporation
         d.       ( ) Sole Proprietorship
         e.       ( ) Partnership
         f.       ( ) Other ________________________________

         AND, is the Employer a member of...

                  g. a controlled group?  ( ) Yes     ( ) No
                  h. an affiliated service group? ( ) Yes      ( ) No

B6       NAME(S) OF TRUSTEE(S)      a. Mack S. Linebaugh, Jr.
                                      -------------------------------
                                      Mack S. Linebaugh, Jr.

                                    b. Julian C. Cornett
                                      -------------------------------
                                      Julian C. Cornett

                                    c. T. Wayne Hood
                                      -------------------------------
                                      T. Wayne Hood

                                    d. Anne J. Cheatham
                                      -------------------------------
                                      Anne J. Cheatham

B7       TRUSTEES' ADDRESS          a. (X) Use Employer Address

         b. ( ) 401 Church Street
                -----------------------------------------------------
                                    Street

                Nashville                   TN                37219
                ---------------,       -------------       ----------
                    City                   State               Zip

B8       LOCATION OF EMPLOYER'S PRINCIPAL OFFICE:

         a. (X) state      b. ( ) commonwealth of     c.   Tennessee
                                                           ----------
         and this Plan and Trust shall be governed under the same.

B9       EMPLOYER FISCAL YEAR means the 12 consecutive month period:

         Commencing on a.  January 1st (e.g., January 1st) and
                           -----------
                           month   day

         ending on b.      December 31st.
                           -------------
                           month    day

PLAN INFORMATION

C1       EFFECTIVE DATE

         This Adoption Agreement of The Manufacturers Life Insurance Company Non-Standardized 401(k) Profit Sharing Plan and Trust shall:

         a.       ( )      establish a new Plan and Trust effective as of

                           --------------- (hereinafter called the "Effective Date").

         b.       (X)      constitute an amendment and restatement in its
                           entirety of a previously established qualified Plan and Trust of the Employer which was effective
                           01/01/90 (hereinafter called the "Effective Date").
                           Except as specifically provided in the Plan, the effective date of this amendment and restatement is 01/01/98 (For TRA '86 amendments, enter the first day of the first Plan Year beginning in 1989).

C2       PLAN YEAR means the 12 consecutive month period:

         Commencing on a.  January 1st (e.g., January 1st)

         and ending on b.  December 31st.

         IS THERE A SHORT PLAN YEAR?

                  c.  (X) No
                  d.  ( ) Yes, beginning
                                        ------------------------
                          and ending
                                    ----------------------------.

C3       ANNIVERSARY DATE of Plan (Annual Valuation Date)

         a.  December 31st
             --------------
             month     day

C4       PLAN NUMBER assigned by the Employer (select one)

         a. (X)  OO1      b. ( )  002      c. ( )  003      d. ( )  Other
                                                                         ------.

C5 NAME OF PLAN ADMINISTRATOR (Document provides for the Employer to appoint an Administrator. If none is named, the Employer will become the Administrator.)

        a.      (X)     Employer (Use Employer Address)

        b.      ( )     Name         The Bank of Nashville
                                -------------------------------

                        Address        401 Church Street
                                -------------------------------

                           Nashville       TN          37219
                        ---------------,  -----     -----------
                              City        State         Zip

                        Telephone           615-271-2000
                                   ----------------------------

                        Administrator's I.D. Number     -
                                                   ----- ------

C6      PLAN'S AGENT FOR SERVICE OF LEGAL PROCESS

        a.      (X)     Employer (Use Employer Address)

        b.      ( )     Name        The Bank of Nashville
                             ----------------------------------

                        Address         401 Church Street
                                -------------------------------

                           Nashville       TN          37219
                        ---------------,  -----     -----------
                              City        State         Zip

ELIGIBILITY, VESTING AND RETIREMENT AGE

D1       ELIGIBLE EMPLOYEES (Plan Section 1.15) shall mean:

         a. ( )   all Employees who have satisfied the eligibility requirements.
         b. (X)   all Employees who have satisfied the eligibility requirements except those checked below:

                  1. ( )   Employees paid by commissions only.
                  2. ( )   Employees hourly paid.
                  3. ( )   Employees paid by salary.
                  4. (X)   Employees whose employment is governed by a
                           collective bargaining agreement between the Employer
                           and "employee representatives" under which retirement
                           benefits were the subject of good faith bargaining.
                           For this purpose, the term "employee representatives"
                           does not include any organization more than half of
                           whose members are employees who are owners, officers,
                           or executives of the Employer.
                  5. ( )   Highly Compensated Employees.
                  6. ( )   Employees who are non-resident aliens who received no
                           earned income (within the meaning of Code Section
                           911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).
                  7. (X)   Other part-time and temporary employees who have
                           worked, or are scheduled to work, less than 1,000 hours during a calendar year.

         NOTE: For purposes of this section, the term Employee shall include all Employees of this Employer and any leased employees deemed to be Employees under Code Section 414(n) or 414(o).

D2       EMPLOYEES OF AFFILIATED EMPLOYERS (Plan Section 1.16)

         Employees of Affiliated Employers:

                  a. (X)   will not or N/A
                  b. ( )   will

         be treated as Employees of the Employer adopting the Plan.

         NOTE: If D2b is elected each Affiliated Employer should execute this Adoption Agreement as a Participating Employer.

D3 HOURS OF SERVICE (Plan Section 1.31) will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan.

    a. (X) On the basis of actual hours for which an Employee is paid or entitled to payment.
    b.  ( )  On the basis of days worked. An Employee will be credited with ten
             (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
    c. ( ) On the basis of weeks worked. An Employee will be credited forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.
    d. ( ) On the basis of semi-monthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.
    e. ( ) On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

D4  CONDITIONS OF ELIGIBILITY (Plan Section 3.1)
    (Check either a OR b and c, and if applicable, d)

    Any Eligible Employee will be eligible to participate in the Plan if such Eligible Employee has satisfied the service and age requirements, if any, specified below:

    a.  (X)  NO AGE OR SERVICE REQUIRED.

    b.  ( )  SERVICE REQUIREMENT. (may not exceed 1 year.)

        1.  ( )  None
        2.  ( )  1/2 Year of Service
        3.  ( )  1 Year of Service
        4.  ( )  Other
                      ----------------------------------------

    NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in Months of Service, an Employee will not be required to complete any specified number of Hours of Service in a particular month.

    c.  ( )  AGE REQUIREMENT (may not exceed 21)

        1.  ( )  N/A -- No Age Requirement.
        2.  ( )  20 1/2
        3.  ( )  21
        4.  ( )  Other
                       ---------------------------------------

    d. ( ) FOR NEW PLANS ONLY -- Regardless of any of the above age or service requirements, any Eligible Employee who was employed on the Effective Date of the Plan shall be eligible to participate hereunder and shall enter the Plan as of such date.

D5       EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)
         An Eligible Employee shall become a Participant as of:

         a.       ( )      the first day of the Plan Year in which he met the
                           requirements.
         b.       ( )      the first day of the Plan Year in which he met the
                           requirements, if he met the requirements in the
                           first 6 months of the Plan Year, or as of the first
                           day of the next succeeding Plan Year if he met the
                           requirements in the last 6 months of the Plan Year.
         c.       ( )      the earlier of the first day of the seventh month or
                           the first day of the Plan Year coinciding with or
                           next following the date on which he met the
                           requirements.
         d.       ( )      the first day of the Plan Year next following the
                           date on which he met the requirements. (Eligibility
                           must be 1/2 Year of Service or less or 1 1/2 Years
                           of Service or less if 100% immediate vesting is
                           selected and age 20 1/2 or less.)
         e.       (X)      the first day of the month coinciding with or next
                           following the date on which he met the requirements.
         f.       ( )      Other:____________________________________________,
                           provided that an Employee who has satisfied the maximum age and service requirements that are permissible in Section D4 above and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

D6  VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))

    The vesting schedule, based on number of Years of Service, shall be as follows:

    a. ( ) 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service.)

    b. (X) 0-2 years   0%            c. ( ) 0-4 years   0%
             3 years 100%                     5 years 100%

    d. ( ) 0-1 year    0%            e. ( )   1 year   25%
             2 years  20%                     2 years  50%
             3 years  40%                     3 years  75%
             4 years  60%                     4 years 100%
             5 years  80%
             6 years 100%

    f. ( )   1 year   20%            g. ( ) 0-2 years   0%
             2 years  40%                     3 years  20%
             3 years  60%                     4 years  40%
             4 years  80%                     5 years  60%
             5 years 100%                     6 years  80%
                                              7 years 100%

    h. ( )   Other - Must be at least as liberal as either c or g above.

             Years of Service    Percentage

             ----------------    ----------
             ----------------    ----------
             ----------------    ----------
             ----------------    ----------
             ----------------    ----------
             ----------------    ----------
             ----------------    ----------

D7 FOR AMENDED PLANS (Plan Section 6.4(f)) If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:

         a. (X) Vesting schedule has not been amended or amended schedule is more favorable in all years.

         b. ( ) Years of Service    Percentage

                ______________       _______
                ______________       _______
                ______________       _______
                ______________       _______
                ______________       _______
                ______________       _______
                ______________       _______

D8 TOP HEAVY VESTING (Plan Section 6.4(c)) If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service, for such Plan Year and each succeeding Plan Year, whether or not the Plan is a Top Heavy Plan, shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made prior to the effective date of Code Section 416 and/or before the Plan became a Top Heavy Plan.

         a.  (x)  N/A  (D6a, b, d, e or f was selected)

         b.  ( )  0-1 years    0%   c.  ( )  0-2 years    0%
                    2 years   20%              3 years  100%
                    3 years   40%
                    4 years   60%
                    5 years   80%
                    6 years  100%

         NOTE: This section does not apply to the Account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this section.

 D9 VESTING (Plan Section 6.4(h)) In determining Years of Service for vesting purposes, Years of Service attributable to the following shall be EXCLUDED:

         a. ( ) Service prior to the Effective Date of the Plan or a predecessor plan. b. (X) N/A
         c.  ( ) Service prior to the time an Employee attained age
                 18.                d.  (X)  N/A

D10      PLAN SHALL RECOGNIZE SERVICE WITH PREDECESSOR EMPLOYER

         a.  (X) No.
         b.  ( ) Yes: Years of Service with ___________________________
                      shall be recognized for the purpose of this Plan.

         NOTE: If the predecessor Employer maintained this qualified Plan, then Years of Service with such predecessor Employer shall be recognized pursuant to Section 1.74 and b. must be marked.



D11      NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.42) means:

         a.  (X) the date a Participant attains his 65 birthday.
                 (not to exceed 65th)
         b. ( ) the later of the date a Participant attains his _____ birthday (not to exceed 65th) or the c. ______ (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

D12      NORMAL RETIREMENT DATE (Plan Section 1.43) shall commence:

         a. (X)  as of the Participant's "NRA".
             OR (must select b. or c. AND 1. or 2.)
         b. ( ) as of the first day of the month...
         c. ( ) as of the Anniversary Date...

                1. ( )  coinciding with or next following the
                        Participant's "NRA".
                2. ( )  nearest the Participant's "NRA".

D13      EARLY RETIREMENT DATE (Plan Section 1.12) means the:

         a. (X) No Early Retirement provision provided.
         b. ( ) date on which a Participant....
         c. ( ) first day of the month coinciding with or next following the date on which a Participant...
         d. ( ) Anniversary Date coinciding with or next following the date on which a Participant...

         AND, if b, c, or d was selected...
                1. ( ) attains his _____ birthday and has
                2. ( ) completed at least _____ Years of Service.

CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

E1  a.  COMPENSATION (Plan Section 1.9) with respect to any Participant means:

        1.  ( ) "415 Compensation."
        2.  (x) Compensation reportable as wages on Form W-2.

    b.  COMPENSATION shall be

        1.  (x) actually paid (must be selected if Plan is integrated)
        2.  ( ) accrued

    c. HOWEVER, for non-integrated plans, Compensation shall exclude (select all that apply):

                  1. ( ) N/A. No exclusions
                  2. ( ) overtime
                  3. (x) bonuses
                  4. ( ) commissions
                  5. (x) other Incentives, Stock Options, Stock Appreciation
                         Rights, Associates' Stock Purchase Plan Discount, Insurance Premiums

    d.  FOR PURPOSES OF THIS SECTION E1, Compensation shall be based on:

                  1. (x) the Plan Year.
                  2. ( ) the Fiscal Year coinciding with or ending within the
                         Plan Year.
                  3. ( ) the Calendar Year coinciding with or ending within
                         the Plan Year.

    NOTE: The Limitation Year shall be the same as the year on which Compensation is based.

    e. HOWEVER, for an Employee's first year of participation, Compensation shall be recognized as of:

                  1. ( ) the first day of the Plan Year.
                  2. (x) the date the Participant entered the Plan.

    f.  IN ADDITION, COMPENSATION and "414(s) Compensation" 1. (x) shall
        2. ( ) shall not include compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B), or 403(b).

E2       SALARY REDUCTION ARRANGEMENT - ELECTIVE CONTRIBUTION
         (Plan Section 4.2) Each Employee may elect to have his Compensation reduced by:

                  a. [ ]  ________%
                  b. [X]  up to 15%
                  c. [ ]  from ______% to ______%
                  d. [ ] up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 404 and 415.

         AND...
                  e. [X] A Participant may elect to commence salary reductions as of Jan. 1, Apr. 1, Jul. 1, Oct. 1 (ENTER AT LEAST ONE DATE OR PERIOD). A Participant may modify the amount of salary reductions as of Jan. 1, Apr. 1, Jul. 1, Oct. 1 (ENTER AT LEAST ONE DATE OR PERIOD).

         AND...

                  Shall cash bonuses paid within 2 1/2 months after the end of the Plan Year be subject to the salary reduction election?

                  f. [ ]  Yes
                  g. [X]  No

E3       FORMULA FOR DETERMINING EMPLOYER'S MATCHING CONTRIBUTION (Plan
         Section 4.1(b))

         a. ( )   N/A. There shall be no matching contributions.
         b. ( )   The Employer shall make matching contributions equal to
                  ________% (e.g. 50%) of the Participant's salary reductions.
         c. (X)   The Employer may make matching contributions equal to a
                  discretionary percentage, to be determined by the Employer, of the Participant's salary reductions.
         d. (X)   The Employer shall make matching contributions equal to the sum of 100% of the portion of the Participant's salary reduction which does not exceed 2% of the Participant's
                  Compensation plus 50% of the portion of the Participant's salary reduction which exceeds 2% of the Participant's
                  Compensation, but does not exceed 6% of the Participant's
                  Compensation.
         e. ( )   The Employer shall make matching contributions equal to the percentage determined under the following schedule:

                  Participant's Total                  Matching Percentage
                   Years of Service
                       _______                               _______
                       _______                               _______
                       _______                               _______

FOR PLANS WITH MATCHING CONTRIBUTIONS

f.      [X]     Matching contributions g. [ ] shall  h. [X] shall not be used in satisfying the deferral percentage tests. If used, full vesting and restrictions on withdrawals will apply and the match will be deemed to be an Elective Contribution).

i.      [X]     Shall a Year of Service be required in order to share in the matching contributions?

                With respect to Plan Years beginning after 1989...
                        1.      [ ]     Yes (Could cause Plan to violate minimum
                                        participation and coverage requirements
                                        under Code Sections 401(a) (26) and
                                        410)
                        2.      [X]     No


                With respect to Plan Years beginning before 1990...
                        1.      [ ]     N/A New Plan or same as years beginning
                                        after 1990.
                        2.      [ ]     Yes
                        3.      [X]     No

j.      [X]     In determining matching contributions, only salary reductions up to  6  % of a Participant's Compensation will be matched.

k.      [ ]     N/A

l.      [ ]     The matching contribution made on behalf of a Participant for
                any Plan Year shall not exceed $             .
                                                -------------
m.      [X]     N/A

n.      [X]     Matching contributions shall be made on behalf of
                1.      [X]     all Participants
                2.      [ ]     only Non-Highly Compensated Employees.

E4   WILL A DISCRETIONARY EMPLOYER CONTRIBUTION BE PROVIDED
     (OTHER THAN A DISCRETIONARY MATCHING OR QUALIFIED NON-ELECTIVE CONTRIBUTION) (Plan Section 4.1)?

     a. [ ] No.
     b. [ ] Yes, the Employer may make a discretionary contribution out of its current or accumulated Net Profit.
     c. [X] Yes, the Employer may make a discretionary contribution which is not limited to its current or accumulated Net Profit.

     IF YES (b. or c. is selected above), the Employer's discretionary contribution shall be allocated as follows:

     d. [X] FOR A NON-INTEGRATED PLAN

     The Employer discretionary contribution for the Plan Year shall be allocated in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.

     e. [ ] FOR AN INTEGRATED PLAN

     The Employer discretionary contribution for the Plan Year shall be allocated in accordance with Plan Section 4.4(b)(3) based on a Participant's Compensation in excess of:

            f. [ ] The Taxable Wage Base.

            g. [ ] The greater of $10,000 or 20% of the Taxable Wage Base.

            h. [ ] _____% of the Taxable Wage Base. (See Note below)

            i. [ ] $ ____________. (See Note below)

     NOTE: The integration percentage of 5.7% shall be reduced to:

            1. 4.3% if h. or i. above is more than 20% and less than or equal to
               80% of the Taxable Wage Base.
            2. 5.4% if h. or i. above is less than 100% and more then 80% of the
               Taxable Wage Base.

E5       QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 4.1)

         a. [ ] N/A. There shall be no Qualified Non-Elective Contributions except as provided in Section 4.6 and 4.8.

         b. [ ] The Employer shall make a Qualified Non-Elective Contribution equal to ____% of the total Compensation of all Participants eligible to share in the allocations.

         c. [X] The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer.

E6       FORFEITURES (Plan Section 4.4(e))

         a. Forfeitures of contributions other than matching contributions shall be ...

             1.  [ ]  added to the Employer's contribution under the Plan.

             2.  [X]  allocated to all Participants eligible to share in the allocations in the same proportion that each Participant's Compensation for the year bears to the Compensation of all Participants for such year.

         b.  Forfeitures of matching contributions shall be...

             1.  [ ]  N/A. No matching contributions or match is fully vested.

             2.  [ ]  used to reduce the Employer's matching contribution.

             3.  [X]  allocated to all Participant's eligible to share in the allocations in proportion to each such Participant's Compensation for the year.

             4.  [ ]  allocated to all Non-Highly Compensated Employee's eligible to share in the allocations in proportion to each such Participant's Compensation for the year.

E7       ALLOCATIONS TO ACTIVE PARTICIPANTS (Plan Section 4.4)
         With respect to Plan Years beginning after 1989, a Participant ...

         a.  [ ]  shall (Plan may become discriminatory)

         b.  [X]  shall not

         be required to complete a Year of Service in order to share in any Non-Elective Contributions (other than matching contributions) or Qualified Non-Elective Contributions. For Plan Years beginning before 1990, the Plan provides that a Participant must complete a Year of Service to share in the allocations.

E8       ALLOCATIONS TO TERMINATED PARTICIPANTS (Plan Section 4.4(1))

         Any Participant who terminated employment during the Plan Year (i.e. not actively employed on the last day of the Plan Year) for reasons other than death, Total and Permanent Disability or retirement:

         a. With respect to Employer Non-Elective Contributions (other than matching), Qualified Non-Elective Contributions, and
                  Forfeitures:

                  1.       For Plan Years beginning after 1989,

                           i.  ( )  N/A, Plan does not provide for such
                                    contributions.
                           ii. (X) shall share in the allocations provided such Participant completed more than 500 Hours of Service.
                           iii.( ) shall share in such allocations provided such Participant completed a Year of Service.
                           iv. ( ) shall not share in such allocations, regardless of Hours of Service.

                  2.       For Plan Years beginning before 1990,

                           i.  ( )  N/A, new Plan, or same as for Plan Years
                                    beginning after 1989.
                           ii. (X) shall share in such allocations provided such Participant completed a Year of Service.
                           iii.( ) shall not share in such allocations, regardless of Hours of Service.

         NOTE: If a.l. iii or iv is selected, the Plan could violate minimum participation and coverage requirements under Code Sections 401(a)(26) and 410.

         b. With respect to the allocation of Employer Matching Contributions, a Participant:

                  1.       For Plan Years beginning after 1989,

                           i.  ( ) N/A, Plan does not provide for matching
                                   contributions.
                           ii. ( ) shall share in the allocations, regardless
                                   of Hours of Service.
                           iii.(X) shall share in the allocations provided such
                                   Participant completed more than 500 Hours of Service.
                           iv. ( ) shall share in such allocations provided
                                   such Participant completed a Year of Service.
                           v.  ( ) shall not share in such allocations,
                                   regardless of Hours of Service.

        2.      For Plan Years beginning before 1990,

                i.      [X]     N/A, new Plan, or same as years beginning after
                                1989.

                ii.     [ ]     shall share in the allocations, regardless of
                                Hours of Service.

                iii.    [ ]     shall share in such allocations provided such
                                Participant completed a Year of Service.

                iv.     [ ]     shall not share in such allocations, regardless
                                of Hours of Service.

        NOTE: If b.1.iv or v is selected, the Plan could violate minimum participation and coverage requirements under Code Section 401(a)(26) and 410.

E9 LIMITATIONS ON ALLOCATIONS (Plan Section 4.9)

        a. If any Participant is or was covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(1)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

                1.      [X]     N/A.
                2.      [ ]     The provisions of Section 4.9(b) of the Plan
                                will apply as if the other plan were a Master
                                or Prototype Plan.
                3.      [ ]     Provide the method under which the Plans will
                                limit total Annual Additions to the Maximum
                                Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes
                                Employer discretion.

                                ------------------------------------------------

                                ------------------------------------------------

        b. If any Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer:

                1.      [X]     N/A.
                2.      [ ]     In any Limitation Year, the Annual Additions
                                credited to the Participant under this Plan may
                                not cause the sum of the Defined Benefit Plan
                                Fraction and the Defined Contribution Fraction
                                to exceed 1.0. If the Employer's contribution
                                that would otherwise be made on the
                                Participant's behalf during the limitation year
                                would cause the 1.0 limitation to be exceeded,
                                the rate of contribution under this Plan will be
                                reduced so that the sum of the fractions equals
                                1.0. If the 1.0 limitation is exceeded because
                                of an Excess Amount, such Excess Amount will be
                                reduced in accordance with Section 4.9(a)(4) of
                                the Plan.
                3.      [ ]     Provide the method under which the Plans
                                involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

                                ------------------------------------------------

                                ------------------------------------------------

E10  DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h))
     Distributions upon the death of a Participant prior to receiving any benefits shall...

     a. [X] be made pursuant to the election of the Participant or beneficiary.
     b. [ ] begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin within the time the Participant would have attained age 70 1/2.
     c. [ ] be made within 5 years of death for all beneficiaries.
     d. [ ] other ___________________________________

E11 LIFE EXPECTANCIES (Plan Section 6.5(f)) for minimum distributions required pursuant to Code Section 401(a)(9) shall...

     a. [ ] be recalculated at the Participant's election.
     b. [ ] be recalculated.
     c. (X) not be recalculated.

E12  CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION
     Distributions upon termination of employment pursuant to Section 6.4(a) of the Plan shall not be made unless the following conditions have been satisfied:

     a. [ ] N/A. Immediate distributions may be made at Participant's election.
     b. [ ] The Participant has incurred ____ 1-Year Break(s) in Service.
     c. [ ] The Participant has reached his or her Early or Normal Retirement
            Age.
     d. [ ] Distributions may be made at the Participant's election on or after the Anniversary Date following termination of employment.
     e. [X] Other As soon as administratively feasible following the date
                  -------------------------------------------------------------
                  on which a distribution is requested or is otherwise payable.

E13 FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6) Distributions under the Plan may be made...

         a.  1.   ( ) in lump sums.
             2.   (X) in lump sums or installments.

         b.  AND, pursuant to Plan Section 6.13,

             1.   (X) no annuities are allowed (avoids Joint and
                      Survivor rules).
             2.   ( ) annuities are allowed (Plan Section 6.13 shall
                      not apply).

         NOTE: b.1. above may not be elected if this is an amendment to a plan which permitted annuities as a form of distribution or if this Plan has accepted a plan to plan transfer of assets from a plan which permitted annuities as a form of distribution.

         c.       AND may be made in...

             1.   ( ) cash only (except for insurance or annuity contracts).

             2.   (X) cash or property.

TOP HEAVY REQUIREMENTS

F1 TOP HEAVY DUPLICATIONS (Plan Section 4.4(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits.

         a.  (X)  The Employer does not maintain a Defined Benefit Plan.
         b. ( ) A minimum, non-integrated contribution of 5% of each Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.4(i). (The Defined Benefit and Defined Contribution Fractions will be computed using 100% if this choice is selected.)
         c. ( ) A minimum, non-integrated contribution of 7 1/2% of each Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.4(i). (If this choice is selected, the Defined Benefit and Defined Contribution Fractions will be computed using 125% for all Plan Years in which the Plan is Top Heavy, but not Super Top Heavy.)
         d. ( ) Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).

                  ____________________________________________________________

                  ____________________________________________________________

                  ____________________________________________________________

                  ____________________________________________________________

F2 PRESENT VALUE OF ACCRUED BENEFIT (Plan Section 2.2) for Top Heavy purposes where the Employer maintains a Defined Benefit Plan in addition to this Plan, shall be based on...

     a. (X) N/A. The Employer does not maintain a defined benefit plan.

     b. ( ) Interest Rate: ____________________________________________________

            Mortality Table: __________________________________________________

F3 TOP HEAVY DUPLICATIONS: Employer maintaining two (2) or more Defined Contribution Plans.

     a. (X) N/A.
     b. ( ) A minimum, non-integrated contribution of 3% of each Non-Key Employee's total Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code Section 412), where the Employer maintains two (2) or more non-paired Defined Contribution Plans.
     c. ( ) Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).

            -------------------------------------------------------------------

            -------------------------------------------------------------------

            -------------------------------------------------------------------

MISCELLANEOUS

G1       LOANS TO PARTICIPANTS (Plan Section 7.4)

         a.  ( )  Yes, loans may be made up to $50,000 or 1/2 Vested interest.
         b.  (X)  No, loans may not be made.

         If YES, (check all that apply)...

         c.  ( )  loans shall be treated as a Directed Investment.
         d.  ( )  loans shall only be made for hardship or financial necessity.
         e.  ( )  the minimum loan shall be $1,000.
         f. ( ) $10,000 de minimis loans may be made regardless of Vested interest. (If selected, plan may need security in addition to Vested interest)

         NOTE: Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Plan Section 7.4.

G2 DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.13) are permitted for the interest in any one or more accounts.

         a. (X) Yes, regardless of the Participant's Vested interest in the Plan.
         b. ( ) Yes, but only with respect to the Participant's Vested interest in the Plan.
         c. ( ) Yes, but only with respect to those accounts which are 100% Vested.
         d.  ( )  No directed investments are permitted.

G3       TRANSFERS FROM QUALIFIED PLANS (Plan Section 4.11)

         a. (X) Yes, transfers from qualified plans (and rollovers) will be allowed.
         b. ( ) No, transfers from qualified plans (and rollovers) will not be allowed.

         AND, transfers shall be permitted...

         c.  (X)  from any Employee, even if not a Participant.
         d.  ( )  from Participants only.

G4        EMPLOYEES' VOLUNTARY CONTRIBUTIONS (Plan Section 4.12)

         a. ( ) Yes, Voluntary Contributions are allowed subject to the limits of Section 4.7.

         b. (x)   No, Voluntary Contributions will not be allowed.

         NOTE: TRA '86 subjects voluntary contributions to strict discrimination rules.

G5       HARDSHIP DISTRIBUTIONS (Plan Section 6.11)

         a. ( )   Yes, from any accounts which are 100% Vested.

         b. (x)   Yes, from Participant's Elective Account only.

         c. ( )   Yes, but limited to the Participant's Account only.

         d. ( )   No.

         NOTE: Distributions from a Participant's Elective Account are limited to the portion of such account attributable to such Participant's Deferred Compensation and earnings attributable thereto up to December 31, 1988. Also hardship distributions are not permitted from a Participant's Qualified Non-Elective Account.

G6       PRE-RETIREMENT DISTRIBUTION (Plan Section 6.10)

         a. ( ) If a Participant has reached the age of _____, distributions may be made, at the Participant's election, from any accounts which are 100% Vested without requiring the Participant to terminate employment.

         b. (x)   No pre-retirement distribution may be made.

         NOTE: Distributions from a Participant's Elective Account and Qualified Non-Elective Account are not permitted prior to age 59 1/2.

G7 LIFE INSURANCE (Plan Section 7.2(d)) may be purchased with Plan contributions.

         a.  (X)  No life insurance may be purchased.
         b.  ( )  Yes, at the option of the Administrator.
         c.  ( )  Yes, at the option of the Participant.

         AND, the purchase of initial or additional life insurance shall be subject to the following limitations: (select all that apply)

         d.  ( )  N/A, no limitations.
         e. ( ) each initial Contract shall have a minimum face amount of $______.
         f. ( ) each additional Contract shall have a minimum face amount of $______.
         g.  ( )  the Participant has completed ______ Years of Service.
         h. ( ) the Participant has completed ______ Years of Service while a Participant in the Plan.
         i.  ( )  the Participant is under age _____ on the Contract issue date.
         j. ( ) the maximum amount of all Contracts on behalf of a Participant shall not exceed $______.
         k.  ( )  the maximum face amount of life insurance shall be $______.

The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the plan is qualified under Code Section 401. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

This Adoption Agreement may be used only in conjunction with basic Plan document #03. This Adoption Agreement and the basic Plan document shall together be known as The Manufacturers Life Insurance Company Non-Standardized 401(k) Profit Sharing Plan #03-001.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

The Manufacturers Life Insurance Company will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by The Manufacturers Life Insurance Company or its authorized representative. Furthermore, in order to be eligible to receive such notification, we agree to notify The Manufacturers Life Insurance Company of any change in address.

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this Plan to be executed on this 30th day of July, 1998. Furthermore, this Plan may not be
                 ----                --
used unless acknowledged by The Manufacturers Life Insurance Company or its authorized representative.

EMPLOYER:

The Bank of Nashville                                  /s/ Mack S. Linebaugh
----------------------------------------              --------------------------
           (enter name)                                         TRUSTEE
                                                          Mack S. Linebaugh

By: /s/ Mack S. Linebaugh, Jr. President               /s/ Julian C. Cornett
   -------------------------------------              --------------------------
                                                           TRUSTEE
   Mack S. Linebaugh, Jr., President                      Julian C. Cornett

PARTICIPATING EMPLOYER:                                /s/ Anne J. Cheatham
                                                      --------------------------
                                                                TRUSTEE
                                                           Anne J. Cheatham

----------------------------------------               /s/ T. Wayne Hood
            (enter name)                              --------------------------
                                                                TRUSTEE
                                                           T. Wayne Hood
By:
   -------------------------------------

This Plan may not be used, and shall not be deemed to be a Prototype Plan, unless an authorized representative of The Manufacturers Life Insurance Company has acknowledged the use of the Plan. Such acknowledgement is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.

        The Manufacturers Life Insurance Company

        By: /s/
           -------------------------------------

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name            The Manufacturers Life Insurance Company
                ---------------------------------------------------

Address         Attention: Group Pension Technical Support Unit
                ---------------------------------------------------

                P.O. Box 600, Buffalo, N.Y. 14201-0600
                ---------------------------------------------------

Telephone       (416) 926-6318 (for plans funded with Group Contracts)
                (416) 926-6102 (for plans funded with Individual Contracts)
                -----------------------------------------------------------